SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 6, 1998

                       Enteractive, Inc.
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    (Exact name of registrant as specified in its charter)


    Delaware                     1-13360           22-3272662
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


     110  West 40th Street, Suite 2100, New York, New York 10018
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

                  On February 6, 1998, Enteractive, Inc. (the "Company") completed an exchange offer (the "Exchange Offer") to exchange 2.8 common stock purchase warrants expiring December 13, 2001 (the "Warrants") into one share of its common stock, $.01 par value per share. The Company issued a press release relating to the Exchange Offer which is attached hereto as an exhibit.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         99.1              Press release relating to Exchange Offer.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENTERACTIVE, INC.



Dated: February 12, 1998                  By: /s/ Kenneth Gruber
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                                              Name:  Kenneth Gruber
                                              Title: Chief Financial Officer
                                                     and Secretary


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